Exhibit 10.128










                                    AGREEMENT

















                            Tiffany & Co. Japan Inc.


                               Mitsukoshi Limited

                                    AGREEMENT

AGREEMENT made this 1st day of February, 2009, by and between (i) Tiffany & Co. Japan, Inc. ("Tiffany-Japan"), a corporation organized and existing under the laws of the State of Delaware with its Japan branch offices at 3-1-31, Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan, and (ii) Mitsukoshi Limited ("Mitsukoshi"), a corporation organized and existing under the laws of Japan with its executive offices at 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan.

                                   WITNESSETH:

Whereas, Mitsukoshi and Tiffany-Japan are among the parties to a certain Agreement dated August 1, 2001, as amended (the "2001 Agreement");

Whereas the parties to this Agreement wish to provide for the operation of TIFFANY & CO. boutiques within the stores of Mitsukoshi and its affiliates in Japan; and

Whereas, the parties to this Agreement wish to replace the 2001 Agreement with this Agreement;

NOW THEREFORE, in consideration of the foregoing facts and objectives, and the mutual promises set forth below, the parties hereto agree as follows:


                                    ARTICLE I
                                  Defined Terms

As used in this Agreement, the following initially capitalized words and phrases shall have the meanings ascribed to them below:

"Affiliate" means, with respect to any party to this Agreement, a company or other business entity controlling, controlled by or under common control with such party through stock ownership exceeding fifty percent (50%).

"Adjustment Value" means, with respect to any item of Tiffany Merchandise, the Current Retail Price, less the applicable Base Percentage, plus the amount of the applicable consumption tax.

"Base Percentage" means the applicable percentage of Net Sales for the month in question, as follows:

--------------------------------------------------------------------------------
                Boutique                                 Base Percentage
--------------------------------------------------------------------------------

Nihombashi; Landmark; Shinjuku; Ginza;
Chiba; Niigata; Sapporo; Sendai; Nagoya Sakae; 16% plus Sales Adjustment Factor Takamatsu; Matsuyama; and Fukuoka
--------------------------------------------------------------------------------
Kanazawa                                        14% plus Sales Adjustment Factor
--------------------------------------------------------------------------------

"Boutique" means a defined selling area identified with signage and decor specific to TIFFANY & CO. which is located in Boutique Location as indicated in
Schedule I attached, where Tiffany-Japan shall provide Tiffany Staff at its own expense. The indication of the specific name of a Boutique Location such as Nihombashi, Landmark, etc. means Boutique located in such Boutique Location.

"Boutique  Location"  means the  location  for each  Boutique  as  indicated  in
Schedule I attached (where a location of Boutique is changed after the date of this Agreement, the location changed).

"Current Period" means twelve (12) months starting February 1 and ending January 31 every year, during the term of this Agreement.

"Current Retail Price" means the retail price established by Tiffany-Japan, from time to time, for sale of Tiffany Merchandise in Japan.

"Effective Date" means February 1, 2009 at 12:00 a.m., Tokyo time.

"Expiration Date" means January 31, 2014.

"Exterior Work" means work to redesign facade.

"Full Renovation" means the complete dismantling and demolishing of an existing Boutique and performing of both of Exterior Work and Interior Work.

"Housekeeping Operations" means the various housekeeping operations to be performed in each Boutique as provided in Schedule II attached.

"Interior Work" means work to redesign floor, wall, ceiling and furniture within a Boutique.

"Liability Insurance" means a comprehensive general liability policy naming both Mitsukoshi and Tiffany-Japan as insureds, covering operations conducted at the Boutiques and having the following limits of liability: (Y)2.5 Billion Aggregate and (Y)2.5 Billion any single occurrence.

"Light Renovation" means performing Interior Work with respect to an existing Boutique.

"Net Sales" means the aggregate retail selling price for sales of Tiffany Merchandise made in Boutiques, not reduced by the amount of any rent, fee or commission, if any, paid to Mitsukoshi as a percentage of sales, but reduced by consumption or other tax collected from the consumer and by returns of Tiffany Merchandise accepted from consumers for credit.

"Operating Manual" means the operating manual for TIFFANY & CO. boutiques published by Tiffany-Japan as such manual may be amended from time to time.

"Price Reduction Program" means any program, practice, scheme or promotion offered or participated in by Mitsukoshi by which merchandise is awarded to a retail consumer or made available for purchase by a retail consumer at a price below that which would otherwise be effective, including, but not limited to:
(i) any store- or department-wide temporary price reduction; or (ii) any price reduction by means of a discount, rebate, credit, award or gift-with-purchase (whether through the accumulation of points, purchase credits or otherwise) offered in connection with the use of a credit or charge card or charge account, or in connection with frequent- or repeat-shopper status or in connection with any program to encourage purchases.

"Prior Period" means twelve (12) months starting February 1 and ending January 31, immediately before Current Period, during the term of this Agreement.

"Renovation" means either or both of Full Renovation and Light Renovation.

"Repair" means any or all of replacement of carpet, repaint of wall and replacement of furniture, within a Boutique.

"Sales Adjustment Factor" means Zero Point One Percent (0.1%) for each Boutique that achieves Net Sales of at least One Point Five Billion Yen ((Y)1,500,000,000) but less than Two Billion Yen ((Y)2,000,000,000) in the applicable Current Period; One Percent (1%) for each Boutique that achieves Net Sales of at least Two Billion Yen ((Y)2,000,000,000) but less than Two Point Five Billion Yen ((Y)2,500,000,000) in the applicable Current Period; One Point Five Percent (1.5%) for each Boutique that achieves Net Sales of at least Two Point Five Billion Yen ((Y)2,500,000,000) but less than Three Billion Yen ((Y)3,000,000,000) in the applicable Current Period; Two Percent (2%) for each Boutique that achieves Net Sales of at least Three Billion Yen ((Y)3,000,000,000) but less than Three Point Five Billion Yen ((Y)3,500,000,000) in the applicable Current Period; Two Point Five Percent (2.5%) for each Boutique that achieves Net Sales of at least Three Point Five Billion Yen ((Y)3,500,000,000) but less than Four Billion Yen ((Y)4,000,000,000) in the applicable Current Period; or Three Percent (3%) for each Boutique that achieves Net Sales of at least Four Billion Yen ((Y)4,000,000,000) in the applicable current period.

"Tiffany" means Tiffany and Company, a corporation organized and existing under the laws of the State of New York with its executive offices at 727 Fifth Avenue, New York, NY 10022 United States of America.

"Tiffany Merchandise" means TIFFANY & CO. brand merchandise.

"Tiffany Staff" means the employees of Tiffany-Japan assigned as sales staff within a Boutique.

"Trademarks" means the trademarks and tradenames TIFFANY & CO. or TIFFANY, the trademark TIFFANY-SCHLUMBERGER and the trademarks of the designers ELSA PERETTI, PALOMA PICASSO and FRANK GEHRY.

                                   ARTICLE II
                                 Effective Date

2.1 This Agreement shall become effective on the Effective Date, and shall remain effective until the Expiration Date.

2.2 Prior to the Effective Date, the 2001 Agreement and the Memorandum of Understanding with respect to the 2001 Agreement shall continue to apply.


                                   ARTICLE III
                              Operation of Boutique

3.1 Except as otherwise provided below, Tiffany-Japan and Mitsukoshi shall operate each Boutique in the Boutique Locations in accordance with the terms of this Agreement.

3.2 Except as provided in Section 3.3, 3.4 and 3.5 hereof, no Boutiques will be closed, relocated or reduced in size (except as may be mutually agreed between Tiffany-Japan and Mitsukoshi) and all Boutiques will be permitted to operate in accordance with the provisions of this Agreement without hindrance or disruption by the parties hereto.

3.3 Each party may close or, subject to mutual agreement in connection with place and form of business, relocate such Boutique as described in (i) below, at Mitsukoshi's expense, at any time after one (1) year has passed from the date of this Agreement. The party planning the above closure or relocation shall give a written notice to the other party at least six (6) months prior to the date on which the Boutique will be closed or relocated. Any closed Boutique shall be no longer operated as Boutique.

                                    (i) Ginza

3.4 Each party may close or, subject to mutual agreement, relocate any or all of Boutiques as described in (ii) to (vii) below, at Mitsukoshi's expense, at any time after three (3) years have passed from the date of this Agreement; provided, however, that in the event that Light Renovation is performed with respect to any or all of Boutiques as described in (ii),
     (iii) and (vi) below, such Boutique will not be closed, relocated or reduced in size, for two (2) years from the opening date after such Renovation. With respect to such Boutique as described in (vii) below, in the event that transfer of title to, change of person to operate, or demolition of, store of Mitsukoshi in which such Boutique is located, each party may close such Boutique even before three (3) years have passed from the date of this Agreement. The party planning the above closure or relocation shall give a written notice to the other party at least six (6) months prior to the date on which the Boutique will be closed or relocated. Any closed Boutique shall be no longer operated as Boutique.

                         (ii) Sapporo
                         (iii)Niigata
                         (iv) Matsuyama
                         (v)  Chiba
                         (vi) Takamatsu (vii)Shinjuku

3.5 With respect to such Boutique as described in (viii) below, Mitsukoshi will determine when and where to relocate such Boutique and will agree on such matters with Tiffany-Japan by the end of January, 2010. In the event the parties do not reach an agreement by the above date, either party may close such Boutique, at Mitsukoshi's expense. The party planning the above closure shall give a written notice to the other party at least six (6) months prior to the date on which the Boutique will be closed. Any closed Boutique shall be no longer operated as Boutique.

                                 (viii) Kanazawa


                                   ARTICLE IV
                    Responsibilities for Tiffany Merchandise

4.1 Tiffany-Japan shall place Tiffany Merchandise in the Boutiques for sale pursuant to the terms of this Agreement.

4.2 No merchandise other than Tiffany Merchandise may be sold in the Boutiques. Mitsukoshi shall not sell Tiffany Merchandise at any location within Mitsukoshi other than the Boutiques, and Mitsukoshi shall not sell Tiffany Merchandise at any other location, by catalog or through the Internet.

4.3 It shall be Tiffany-Japan's responsibility to select and furnish a sufficient quantity and assortment of Tiffany Merchandise for sale in the Boutiques.

4.4 Tiffany-Japan shall stock the Boutiques with Tiffany Merchandise and replenish such stock as items are sold. Tiffany-Japan will use reasonable efforts, consistent with the terms of this Agreement, to maximize the sale of Tiffany Merchandise in the Boutiques through replenishment; however, Mitsukoshi agrees that Tiffany-Japan shall not be required to maintain more than a reasonable reserve stock and that out-of-stock situations will sometimes occur; Tiffany-Japan shall not be required to account for lost Base Percentage due to out-of-stock situations.

4.5 Tiffany-Japan shall not be obliged to supply Tiffany Merchandise bearing the trademarks ELSA PERETTI, FRANK GEHRY or PALOMA PICASSO if Tiffany-Japan or its Affiliates cease to be licensed to distribute such merchandise in Japan.


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


4.6 Ownership of and title to Tiffany Merchandise shall remain with Tiffany-Japan from such time as the Tiffany Merchandise is placed in a Boutique until such time as it is sold to a customer. In the event that any Tiffany Merchandise sold to a customer from a Boutique is later accepted from the customer for return, ownership of and title to such merchandise shall revert to Tiffany-Japan upon acceptance of the return at the Boutique.

4.7 In a Boutique, risk of loss or damage to Tiffany Merchandise shall remain with Tiffany-Japan from such time as the Tiffany Merchandise is placed in a Boutique until such time as it is sold to a customer. Mitsukoshi shall have no obligation to verify receipt of Tiffany Merchandise by a Boutique. In the event that any Tiffany Merchandise sold to a customer from a Boutique is later accepted from the customer for return, risk of loss and damage in respect of such merchandise shall revert to Tiffany-Japan upon acceptance of the return at the Boutique. Notwithstanding the foregoing, in a Boutique, Mitsukoshi shall be responsible for and reimburse the Adjustment Value in respect of: thefts of Tiffany Merchandise which can be attributed to named agents, servants or employees of Mitsukoshi or damage to Tiffany Merchandise attributable to the gross negligence or intentional misconduct of agents, servants or employees of Mitsukoshi.

4.8.1 In the event Tiffany Merchandise is returned to a Boutique by customers because it is defective or in need of repair, responsibility for loss or damage shall rest with Tiffany-Japan from the time that such Tiffany Merchandise is returned to a Boutique and received by the Tiffany Staff. Tiffany-Japan shall promptly acknowledge receipt of such defective Tiffany Merchandise or Tiffany Merchandise in need of repair.

4.8.2 Tiffany-Japan shall carry out an inventory of the Tiffany Merchandise on hand in each Boutique in January of each year and Mitsukoshi acknowledges this inventory by Tiffany-Japan.

4.8.3 Mitsukoshi and Tiffany-Japan shall each be entitled to review each other's inventory and sales records relating to the Tiffany Merchandise from time to time and on reasonable advance notice.

4.9 It shall be the responsibility of Tiffany-Japan to affix its price tag to the Tiffany Merchandise in each Boutique.


                                    ARTICLE V
                           Sale of Tiffany Merchandise

5.1 In consideration of the Base Percentage, Mitsukoshi shall act for Tiffany-Japan in the sale of the Tiffany Merchandise from the Boutiques, deliver the Tiffany Merchandise to the customer, accept receipt of payment and hold the proceeds of sale as provided below.


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


5.2 Tiffany Merchandise shall be sold to the customer at the Current Retail Price in the Boutiques, and shall not be included in any Price Reduction Program. Mitsukoshi shall clearly indicate that Tiffany Merchandise is not subject to any Price Reduction Program in representative advertisements and documents describing or promoting any Price Reduction Program published or otherwise made available to customers. If Mitsukoshi fails to make such an indication in any advertisement or document, and if, as a consequence, Tiffany-Japan is required by law or good customer relations practices to offer a price concession to any customer relying upon such an advertisement or publication, for the purposes of calculating Net Sales hereunder such price concession shall be added back into Net Sales, as if the same had never been offered at all, and Mitsukoshi shall not request that Tiffany-Japan make any compensation or reimbursement for Mitsukoshi's losses resulting from such price concession.

5.3  In  Kanazawa,   Mitsukoshi   shall  operate  cash  registers   supplied  by
     Mitsukoshi.

5.4 In Boutiques excluding Kanazawa, cash registers supplied by Mitsukoshi will be operated by Tiffany Staff who will be trained in the operation of such registers and credit authorization procedures by Mitsukoshi. Tiffany Staff shall be responsible to follow such credit authorization procedures and Tiffany-Japan will be responsible for any discrepancies in the amount of cash proceeds occurring while in the custody of Tiffany Staff, which discrepancies shall be accounted for on a monthly basis.

5.5 Mitsukoshi shall collect proceeds of all sales at the end of each day and hold the same. Mitsukoshi shall be responsible for any discrepancies in the amount of cash proceeds occurring while in the custody of Mitsukoshi, which discrepancies shall be accounted for on a monthly basis.

5.6 Mitsukoshi shall close its accounts for the sale and return of Tiffany Merchandise at the end each month and report Net Sales to Tiffany-Japan by the 15th day of the following month.

5.6.1 On 20th day of certain month (or, if such day is a bank holiday, the next bank business day), Mitsukoshi shall remit to a bank account designated by Tiffany-Japan (a) Net Sales for the month in question plus the applicable consumption tax reduced by (b) the associated Base Percentage and the applicable consumption tax with respect to such Base Percentage.

5.6.2 In calculating the applicable Base Percentage that may be retained by Mitsukoshi, the applicable Sales Adjustment Factor in a Current Period shall be initially determined by Net Sales in the concerned Boutique during the immediately preceding Prior Period. If, at the conclusion of such Current Period, Net Sales in such Boutique during such Current Period would require payment of a greater or lesser Base Percentage, any necessary adjustment shall be made on the first Remission Date following the close of such Current Period by retention of an additional portion of Net Sales or by retention of a smaller portion of Net Sales, as the case may be, or to the extent such means of adjustment is not available or sufficient, by immediate cash payment.

5.7  Subject to the provisions  concerning Price Reduction Programs set forth in
     Section 5.2 above, Mitsukoshi shall make available to customers in the Boutiques credit terms generally available to customers in its stores and shall bear the risk of credit losses. Sales of Tiffany Merchandise made on credit shall be accounted for to Tiffany-Japan as though they were made on a cash basis and Tiffany-Japan shall not be charged for any credit losses that Mitsukoshi may incur in connection with such sales. Notwithstanding the foregoing, in any Boutique in which Tiffany Staff operates cash registers, Tiffany-Japan will be responsible for any credit loss incurred due to the failure of Tiffany Staff to follow Mitsukoshi's credit authorization procedure.

5.8 Tiffany-Japan agrees that Boutiques will accept the return of Tiffany Merchandise purchased by Mitsukoshi's customers in accordance with return policies generally available to customers of Mitsukoshi.

5.9 Without prior approval from Tiffany-Japan, Mitsukoshi shall not sell Tiffany Merchandise to customers who evidence an intention to re-sell the Tiffany Merchandise or to use the Tiffany Merchandise for promotional purposes as premiums or novelty gifts-with-purchase that would, in the reasonable opinion of Tiffany-Japan, adversely affect the marketing image of Tiffany Merchandise.

5.10 As provided below, information shall be collected, in the form of "customer cards", from and about customers who purchase Tiffany Merchandise in the Boutiques and such information shall be shared between Tiffany-Japan and Mitsukoshi. Information concerning such customers, including names, addresses, phone numbers, and purchase histories related to Tiffany
     Merchandise (the "Customer Information") shall be considered personal information and Mitsukoshi and Tiffany-Japan agree that Customer Information shall be handled according to the guidelines established by the Japan Department Store Association and as required under applicable law. In handling Customer Information, the parties further agree as follows:

5.10.1 the parties shall consult with each other in advance before obtaining, using or disclosing Customer Information and shall appropriately manage and safeguard the Customer Information by instructing their respective employees to protect the privacy of such information and prevent unauthorized disclosure;

5.10.2 before obtaining Customer Information, Tiffany-Japan or Mitsukoshi, as the case may be, shall first obtain the customer's consent and explain the purposes for which the Customer Information may be used; neither
     Tiffany-Japan nor Mitsukoshi shall use the Customer Information for any purpose other than as authorized by the customer or as permitted by law or the guidelines referred to above; and


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


5.10.3 if Customer Information is used or disclosed in violation of the provisions of this Section 5.10 as a result of the intentional acts or negligence of Tiffany-Japan, Mitsukoshi or their respective employees, the party responsible shall attempt to resolve such matter at its own initiative and cost and in consultation with the other party.


                                   ARTICLE VI
       Construction, Renovation, Maintenance and Improvement of Boutiques

6.1 Mitsukoshi shall, at its cost, provide all necessary wall-coverings, furniture, display cases, jewelry forms, window display units, lighting fixtures and lighting supplies for the Boutiques.

6.2 Mitsukoshi shall provide, at their cost and expense, electricity, water, heat and air-conditioning for all Boutique operations. Cash registers, facsimile machines and phone systems for the Boutiques shall be supplied by Mitsukoshi, at their cost and expense.

6.3 Merchandise accounting systems for the Boutiques shall be provided by Tiffany-Japan.

6.4 In the event that a Boutique is newly established, such Boutique shall be constructed and outfitted at Mitsukoshi's cost and expense to Tiffany-Japan's standards for Boutique design, construction and appearance. All plans and specifications for material and equipment for the construction or outfitting of the Boutiques will be prepared by Mitsukoshi and reviewed with Tiffany-Japan prior to the start of construction and Mitsukoshi agrees to make any changes necessary to conform such plans and specifications to Tiffany-Japan's standards.

6.5 Mitsukoshi shall perform Renovation and Repair of the following Boutiques in accordance with the following schedule:


-----------------------------------------------------------------------------------------------------------------------
                    Business Year        Business Year        Business Year        Business Year       Business Year
                         2008                2010                 2011                 2012                 2013
                    (from the date      (from April 1,           (from                (from                (from
                       of this               2010             April 1, 2011        April 1, 2012       April 1, 2013
                     Agreement to             to                   to                    to                  to
                    March 31, 2009)     March 31, 2011)      March 31, 2012)      March 31, 2013)      the expiration
                                                                                                        date of this
                                                                                                         Agreement)

-----------------------------------------------------------------------------------------------------------------------
Full Renovation         Sendai                                Nagoya Sakae,         Nihombashi            Landmark
                                                                 Fukuoka
-----------------------------------------------------------------------------------------------------------------------
                                           Sapporo,
Light Renovation                           Niigata,                 -                    -                   -
                                           Takamatsu
-----------------------------------------------------------------------------------------------------------------------
Repair                    -                                     Shinjuku                 -                   -
-----------------------------------------------------------------------------------------------------------------------


          Provided, however, that the following conditions shall be added for the following Boutiques:

          (i) For Nihombashi, in the event that renovation of the Mitsukoshi Nihombashi Main Store in an entire level (including ground floor thereof) after 2012 is planned, Mitsukoshi may, subject to an agreement with Tiffany-Japan, extend Renovation of such Boutique until the timing of implementation of the said renovation.
          (ii)For Landmark, in the event that renovation of the Landmark Tower in an entire level (including third floor thereof) after 2013 is planned, Mitsukoshi may, subject to an agreement with Tiffany-Japan, extend Renovation of such Boutique until the timing of implementation of the said renovation.
          (iii) For Shinjuku, Mitsukoshi shall perform Repair of such Boutique in Business Year 2011 (from April 1, 2011 to March 31, 2012) only if such Boutique continues to be operated as Boutique notwithstanding second sentence of Section 3.4.

          If, due to damage from an unforeseen calamity, any Boutique ceases to be in first rate condition, consistent with Tiffany-Japan's standards, Mitsukoshi shall promptly perform Repair or Renovation for the relevant part of such Boutique, unless the entire store remains closed as a consequence of such calamity, in which case either Repair or Renovation shall not be required until such store reopens for business, if at all.

6.6 Both parties shall, at their own cost and expense, perform Housekeeping Operations for each Boutique as provided in Schedule II attached.

6.7 In each Boutique, Mitsukoshi agrees to install, on or before the Effective Date, at Mitsukoshi's cost and expense, security equipment consistent with Tiffany-Japan's standards. Such equipment shall include: merchandise storage vaults; secure premises that may be closed off after trading hours by means of a rolling locking gate; and electronic security measures such as closed circuit television monitoring, intrusion monitoring and alarms and panic buttons. In addition, for each Boutique, Mitsukoshi shall, at Mitsukoshi's cost and expense, provide security guard services to the same extent such services are provided for other departments within the store location.


                                   ARTICLE VII
                          Brand and Boutique Management

7.1 Tiffany-Japan shall manage the TIFFANY & CO. brand within the Boutiques subject to the Mitsukoshi's store-wide operational guidelines.

7.2 All Boutiques shall be managed in accordance with the Operating Manual to the extent that the Operating Manual is not inconsistent with the express terms of this Agreement and Mitsukoshi's store-wide operational guidelines.

7.3 In the event an issue arises which is not dealt with in this Agreement or in the Operating Manual, both parties shall discuss such issue and resolve it to the satisfaction of both parties.


                                  ARTICLE VIII
                              Staffing of Boutiques

8.1 For each Boutique, Tiffany-Japan shall provide, at its own expense, Tiffany Staff.

8.2 Tiffany Staff shall be the employees of Tiffany-Japan and shall comply with the supervision and instruction provided by Tiffany-Japan. With respect to working hours, security procedures and other operating procedures necessary for the day-to-day operation of a department store, they shall adhere to the supervision and instruction of Tiffany-Japan to the extent that such supervision and instructions do not contradict the rules of Mitsukoshi. Tiffany Staff shall have access to the employees' cafeteria, rest-rooms and other welfare facilities within the stores of Mitsukoshi used by Mitsukoshi's employees.

8.3 When Tiffany-Japan wishes to dispatch an employee as Tiffany Staff to a Boutique, Tiffany-Japan shall write the name, sex, age and brief personal history of such employee on a form agreed by the parties in advance and submit the same to Mitsukoshi for informational purposes only. Mitsukoshi shall keep such information strictly confidential and shall not use the same for any purposes other than the purpose for which the concerning information is disclosed.

8.4 The salary, welfare expenses, responsibilities under related laws and regulations and any other responsibilities related to employment of Tiffany Staff shall be borne by Tiffany-Japan.

8.5  The  working   conditions   for  Tiffany   Staff  shall  be  controlled  by
     Tiffany-Japan.

8.6 For Tiffany Staff, Tiffany-Japan shall, by the end of each month, submit a monthly work schedule for the coming month to Mitsukoshi.


                                   ARTICLE IX
                  Display and Packaging of Tiffany Merchandise

9.1 Tiffany-Japan shall determine the manner in which the Tiffany Merchandise is displayed within a Boutique subject to Mitsukoshi's store-wide display guidelines.

9.2 Subject to Mitsukoshi's store-wide display guidelines, Tiffany-Japan shall determine the manner in which store windows, vitrines and other showcases associated with a Boutique are decorated and the selection of Tiffany Merchandise to be displayed in such windows, vitrines and other showcases. Mitsukoshi shall not diminish, appropriate or reassign any store windows, vitrines or other showcases associated with Boutiques as of the date of this Agreement.

9.3 For a Boutique, Tiffany-Japan shall provide, at its own expense, packaging materials (blue boxes, ribbons, wrapping materials, felt bags, jewelry boxes and shopping bags) meeting the worldwide standards for design, color, quality and security (including measures designed to protect against counterfeiting) established by Tiffany-Japan's controlling Affiliate from time to time and use such materials whenever Tiffany Merchandise is sold from a Boutique.

9.4 For a Boutique, Tiffany-Japan shall provide and display, at its own expense, fresh floral arrangements conforming to Tiffany-Japan's standards, which arrangements shall be changed weekly.

9.5 For a Boutique, Tiffany-Japan shall provide, at its own expense, all decorative items used in the Boutique and all employee uniforms worn by Tiffany Staff. All such items and uniforms shall conform to Tiffany-Japan's standards for design, color and quality.

9.6 All signs used in connection with the Boutiques shall conform to the standards established by Tiffany-Japan.


                                    ARTICLE X
                   Advertising, Promotion and Public Relations

10.1 Except as provided in Schedule III attached, Tiffany-Japan shall be responsible to advertise and promote Tiffany Merchandise in Japan and shall make all arrangements with respect to advertising, promotion and public relations in respect of Tiffany Merchandise, the Trademarks, Tiffany-Japan or its Affiliates or the designers associated with Tiffany-Japan's Affiliates. Mitsukoshi shall be responsible for certain costs of advertising and promotional activity as indicated in Schedule III attached.

10.2 Unless otherwise expressly agreed in writing between the parties, expenses for advertising and promotion for Tiffany Merchandise shall be allocated between Mitsukoshi and Tiffany-Japan as set forth in Schedule III attached.

10.3 Except as noted in Schedule III attached, Tiffany-Japan shall have complete control of the all elements of advertising, promotion and public relations relating to Tiffany Merchandise, the Trademarks, Tiffany-Japan and its Affiliates or the designers associated with Tiffany-Japan's Affiliates, including graphic design, photography, copy, scheduling, media selections and advertising agencies.

10.4 In all advertising for Tiffany Merchandise, Mitsukoshi shall use creative materials (mechanical and films) provided by Tiffany-Japan.

10.5 In the event that Mitsukoshi wishes to undertake any advertising or promotional activity with respect to Tiffany Merchandise in addition to that conducted by Tiffany-Japan, it shall first seek the permission of Tiffany-Japan. Such advertising shall be conducted at Mitsukoshi's own cost and expense and Mitsukoshi shall conform to the following procedures:

10.5.1 Mitsukoshi shall first meet with a representative of Tiffany-Japan and discuss the objectives of the advertising or promotional activity and how it will complement advertising and promotional activity undertaken by Tiffany-Japan;

10.5.2 Before use of any advertising or promotional material not supplied by Tiffany-Japan or the Trademarks, Mitsukoshi shall first obtain the written approval of Tiffany-Japan to such use; and

10.5.3 Before commencement of any promotional or public relations activity relating to Tiffany Merchandise, the Trademarks, Tiffany-Japan or its Affiliates or the designers associated with Tiffany-Japan's Affiliates, Mitsukoshi shall first obtain the written approval of Tiffany-Japan to such activity.

10.6 Mitsukoshi shall not issue or make any public statement on behalf of Tiffany-Japan or any of its Affiliates or concerning Tiffany Merchandise, Tiffany-Japan, its Affiliates or any of the designers associated with such Affiliates unless and until such public statement shall first have been reviewed and approved by Tiffany-Japan, it being understood and agreed that the only designated public spokesperson for Tiffany-Japan shall be the President of Tiffany-Japan or his designate.

10.7 Unless   otherwise   expressly  agreed  in  writing  between  the  parties,
     allocation of expenses for events held in connection with a Boutique and planning of such events shall be as set forth in Schedule IV attached.


                                   ARTICLE XI
                     Expiration or Termination of Agreement

11.1 On the Expiration Date, this Agreement shall terminate unless previously terminated for default as provided below.

11.2 The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute a default allowing the non-defaulting party to terminate this Agreement on written notice and/or to pursue other remedies available at law or otherwise under this Agreement:

11.2.1 Any party shall fail to pay any monies due under this Agreement and the same shall not be paid within thirty (30) days after written notice from the party to whom such monies shall be due;

11.2.2 Any party shall fail or neglect to perform, keep, or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any other agreement, contract or undertaking contemplated under this Agreement and the same shall not be cured to the other party's satisfaction within thirty (30) days after written notice identifying such event or condition or, in the event such failure or neglect is not reasonably susceptible to cure within thirty (30) days, the party charged with such failure or neglect shall have further failed to commence cure and diligently proceed to completion of such cure;

11.2.3 The insolvency of any party (for this purpose, "insolvency" shall mean the inability to satisfy its debts as they come due);

11.2.4 The institution of any proceeding or arrangement by or against any party relating to or in the nature of bankruptcy, insolvency, or an assignment for the benefit of creditors, which proceeding or arrangement is consented to by the party against whom it is instituted or is not dismissed or discontinued within sixty (60) days after the institution of such proceeding or arrangement;

11.2.5 The making of any assignment for the benefit of creditors or the appointment of a receiver of or for any party or of or for all or substantially all of the business, assets or properties of any party;

11.2.6 The transfer or attempted transfer (or any transaction the effect of which is to transfer) of any license, right or privilege granted under this Agreement except as expressly permitted under this Agreement; or

11.2.7 Any conduct by Mitsukoshi which is materially injurious to the value of the Trademarks or to Tiffany's name and/or reputation or to the name and/or reputation of any other owner of one of the Trademarks.

11.2.8 Any conduct by Tiffany-Japan which is materially injurious to the value of the trademarks, name and/or reputation of Mitsukoshi.

     In addition to or in lieu of the remedies for default stated above, in the event of default which concerns one or more Boutiques, Tiffany-Japan may elect to terminate the Agreement only in respect to the offending Boutiques.

11.3 Termination of the Agreement shall not discharge the obligation of any party to pay monies or other obligation due under this Agreement as of the date of termination.

11.4 Upon the termination of the Agreement, Mitsukoshi shall immediately remove from its Boutiques, at its own expense, all fixtures and signs bearing the Trademarks and all other indications of the brand identity of TIFFANY & CO. and otherwise cease to identify itself as a source of Tiffany Merchandise.


                                   ARTICLE XII
                             Insurance and Indemnity

12.1 Tiffany-Japan shall provide Liability Insurance.

12.2 To the extent not covered by the Liability Insurance, Mitsukoshi shall, during and after the term of this Agreement, indemnify, defend and hold Tiffany-Japan harmless from and against any and all claims, demands, suits, actions, causes of action, loss, damage, liability and attorney's fees, and other costs and expenses incurred by Tiffany-Japan as the result of any violation of this Agreement by, or any act of omission or commission on the part of Mitsukoshi, or any of its agents, servants, or employees.

12.3 To the extent not covered by the Liability Insurance, Tiffany-Japan shall during and after the term of this Agreement, indemnify, defend and hold Mitsukoshi harmless from and against any and all claims, demands, suits, actions, causes of action, loss, damage, liability and attorney's fees, and other costs and expenses incurred by Mitsukoshi as a result of any violation of this Agreement by, or any act of omission or commission on the part of Tiffany or Tiffany-Japan, or any of their respective agents, servants, or employees, and from all claims, damages, causes in action, tax liabilities, fines, or suits arising from the sale of defective merchandise (provided, however, that in the case of claims, damages, etc. based upon a product liability case, i.e. a case in which it is claimed that bodily injury or property damage (other than to the product itself) has been incurred as result of a defect (including a defect, non-statement or mis-statement in labeling etc.) or a claimed defect in Tiffany Merchandise, any and all the claims, damages, etc. arising from the sale of such merchandise, regardless of whether such merchandise is defective or not, shall be included in this indemnity) or as a result of use of the Trademarks as permitted in this Agreement.


                                  ARTICLE XIII
                                  Miscellaneous

13.1 Neither party will make any press release announcing the signing of this Agreement until the other party shall have had an opportunity to review and comment upon the proposed press release.

13.2 Neither this Agreement, nor any part hereof, shall be construed to create in favor of Tiffany or Tiffany-Japan a lease or possession right or, except as expressly stated in this Agreement, any other rights, in the Boutiques located in Mitsukoshi.

13.3 This Agreement may not be modified, altered or amended except by an agreement in writing signed by both parties.

13.4 Except as expressly provided in this Agreement, neither party may sell, delegate, assign or transfer this Agreement, or any part hereof, without the consent of the other party. In the event that title to a store of Mitsukoshi in which a Boutique is located is transferred to, or person to operate such store of Mitsukoshi is changed to, an Affiliate of Mitsukoshi, the said Boutique shall benefit from, and be subject to, this Agreement as if the said Boutique continued to be operated in a store of Mitsukoshi, on condition that the said store of Mitsukoshi is continued to be operated under the Mitsukoshi brand; provided, however, that in such case Mitsukoshi shall perform its obligations under this Agreement by acquiring rights with respect to such Boutique which are necessary for performing its obligations under this Agreement from such Affiliate in a form of license, etc. or causing such Affiliate to perform such obligations.

13.5 The failure by any party, at any time or times, to require strict performance by the other party of any provision of this Agreement shall not waive, affect or diminish any right thereafter to demand strict compliance and performance therewith. Any suspension or waiver (which must be in writing) by any party of a default under this Agreement by the other party shall not suspend, waive or affect any other default under this Agreement, whether the same is prior or subsequent thereto and whether the same or of a different type.

13.6 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement; provided that if any provision which has been a material consideration to either party entering into this Agreement is so prohibited or invalid the party to which such provision was material may terminate this Agreement if the other party is unwilling or unable, after negotiation in good faith, to modify this Agreement to replace such material provision with a valid substitute provision which is reasonably acceptable.

13.7 Subject to the provisions of Section 13.4, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

13.8 This  Agreement  shall in all  respects  be governed  by and  construed  in accordance with the laws of Japan applicable to agreements executed, delivered and performed within Japan, without regard to Japan's conflict of laws rules, including all matters of construction, validity and performance.

13.9 Except as otherwise provided herein, any notice necessary or desirable hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) effective upon hand delivery to an officer of the recipient or (ii) effective two (2) days following posting by registered mail, with proper postage prepaid, and addressed to the party to be notified as follows:

          If to Tiffany-Japan, at: 3-1-31, Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan, Attn: President

          If to Mitsukoshi, at: 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan, Attn: General Manager of Merchandising Division

13.10 The Article titles contained in and throughout this Agreement are and shall be without substantial meaning or content of any kind whatsoever and are not a part of this Agreement.

13.11 The parties shall discuss and attempt to solve in good faith all disputes, controversies or differences that arise between them. All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement, or the breach hereof, which cannot be resolved by discussion between the parties shall be finally decided by court proceedings. The parties hereto agree that the Tokyo District Court sitting in Tokyo, Japan shall have jurisdiction over such proceedings.

13.12 Neither party shall be deemed to have breached this Agreement by reason of delay or failure in performance resulting from a cause beyond the control and without the fault or negligence of such party. Said causes shall include, but not be limited to: acts of God; acts of war; riot; epidemics, fires, floods or other disasters; acts of government; strikes or lockouts. In the event a casualty loss or other such event beyond its control renders it impossible or reasonably unlikely that Mitsukoshi will be able to operate one or more of the Boutiques for a period in excess of three (3) months, Tiffany-Japan shall have the right to effect a partial termination of this Agreement in respect of the affected Boutique(s) only and this Agreement shall continue in full force and effect with respect to the unaffected Boutiques.

13.13 This Agreement shall be entered into in duplicate in both English and Japanese; however, in the event that any conflict in meaning arises when the Japanese version of this Agreement is compared to the English version of this Agreement, it is hereby agreed that the Japanese version will supersede the English version, it being acknowledged that this Agreement was negotiated in the Japanese language.

13.14 This is the entire agreement between the parties with respect to the subject matter hereof. It supersedes all prior agreements, memoranda, oral agreements or understandings between the parties. Nothing in this Agreement shall be deemed to impose an exclusive relationship upon either party and both parties shall be free to deal with others in all respects unless expressly provided otherwise in this Agreement.


                  (Remainder of page intentionally left blank)

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.



MITSUKOSHI LIMITED
("Mitsukoshi")



By:      /s/ Hiroshi Onishi
         _______________________________________
Name:    Hiroshi Onishi
Title:   Managing Executive Officer
         Departmentstore Business Headquarters
         General Manager, Merchandising Division




TIFFANY & CO. JAPAN, INC.
("Tiffany-Japan")



By:    /s/ Michael C. Christ
       _______________________________________
Name:  Michael C. Christ
Title: President

                             SCHEDULES TO AGREEMENT

Schedule I:    Boutique and Boutique Location
Schedule II:   Housekeeping Operations
Schedule III:  Allocation of Expenses for Advertisements and Media
Schedule IV:   Allocation of Expenses for Events

                                                                      Schedule I

Boutique and Boutique Location

---------------------------------------------------------------------------------------------------------------------
      Boutique                                     Boutique Location
---------------------------------------------------------------------------------------------------------------------
     Nihombashi       Mitsukoshi Nihombashi Main Store, 1-4-1, Nihombashi Muromachi, Chuo-ku, Tokyo
---------------------------------------------------------------------------------------------------------------------
      Landmark        Landmark Plaza, 2-2-1-2, Minatomirai, Nishi-ku, Yokohama City, Kanagawa
---------------------------------------------------------------------------------------------------------------------
      Shinjuku        Mitsukoshi Shinjuku Arcot Store, 3-29-1, Shinjuku, Shinjuku-ku, Tokyo
---------------------------------------------------------------------------------------------------------------------
       Ginza          Mitsukoshi Ginza Store, 4-6-16, Ginza, Chuo-ku, Tokyo
---------------------------------------------------------------------------------------------------------------------
       Chiba          Mitsukoshi Chiba Store, 2-6-1, Fujimi, Chuo-ku, Chiba City, Chiba
---------------------------------------------------------------------------------------------------------------------
      Niigata         Mitsukoshi Niigata Store, 5-866, Nishihoridori, Chuo-ku, Niigata City, Niigata
---------------------------------------------------------------------------------------------------------------------
       Sendai         Mitsukoshi Sendai Store, 4-8-15, Ichibancho, Aoba-ku, Sendai City, Miyagi
---------------------------------------------------------------------------------------------------------------------
      Sapporo         Mitsukoshi Sapporo Store, 3-8, Minami-Ichijo-Nishi, Chuo-ku, Sappro City, Hokkaido
---------------------------------------------------------------------------------------------------------------------
    Nagoya Sakae      Mitsukoshi Nagoya Sakae Store, 3-5-1, Sakae, Naka-ku, Nagoya City, Aichi
---------------------------------------------------------------------------------------------------------------------
     Takamatsu        Mitsukoshi Takamatsu Store, 7-1, Uchimachi, Takamatsu City, Kagawa
---------------------------------------------------------------------------------------------------------------------
     Matsuyama        Mitsukoshi Matsuyama Store, 3-1-1, Ichibancho, Matsuyama City, Ehime
---------------------------------------------------------------------------------------------------------------------
      Fukuoka         Mitsukoshi Fukuoka Store, 2-1-1, Tenjin, Chuo-ku, Fukuoka City, Fukuoka
---------------------------------------------------------------------------------------------------------------------
      Kanazawa        Kitaguni Kaikan Bldg., 1-2-24, Korinbo, Kanazawa City, Ishikawa
---------------------------------------------------------------------------------------------------------------------

                                                                     Schedule II

--------------------------------------------------------------------------------
                             Housekeeping Operations
--------------------------------------------------------------------------------
                       Daily Housekeeping                           Party
--------------------------------------------------------------------------------
Store Front
--------------------------------------------------------------------------------
Clean Sidewalk                                                     Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside Store
--------------------------------------------------------------------------------
Vacuum Carpet                                                     Tiffany-Japan
--------------------------------------------------------------------------------
Clean Mirrors                                                     Tiffany-Japan
--------------------------------------------------------------------------------
Clean Stainless Steel showcase trim                               Tiffany-Japan
--------------------------------------------------------------------------------
Clean glass                                                       Tiffany-Japan
--------------------------------------------------------------------------------
Dust Millwork                                                     Tiffany-Japan
--------------------------------------------------------------------------------
Empty Trash                                                       Tiffany-Japan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Back Office
--------------------------------------------------------------------------------
Vacuum Carpet                                                     Tiffany-Japan
--------------------------------------------------------------------------------
Clean Furniture                                                   Tiffany-Japan
--------------------------------------------------------------------------------
Empty Trash                                                       Tiffany-Japan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Weekly Housekeeping
--------------------------------------------------------------------------------
Store Front
--------------------------------------------------------------------------------
Clean Doors and Surrounding Part                                   Mitsukoshi
--------------------------------------------------------------------------------
Clean Mirrors                                                      Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside Store
--------------------------------------------------------------------------------
Clean Artwork Frame & Glass                                       Tiffany-Japan
--------------------------------------------------------------------------------
Vacuum Furniture Fabric                                           Tiffany-Japan
--------------------------------------------------------------------------------
Clean Wall Covering                                               Tiffany-Japan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Back Office
--------------------------------------------------------------------------------
Wet mop tile floor                                                Tiffany-Japan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Semiannual Housekeeping
--------------------------------------------------------------------------------
Store Front
--------------------------------------------------------------------------------
Clean Stainless Steel Frames                                       Mitsukoshi
--------------------------------------------------------------------------------
Clean Tiffany & Co. Sign                                           Mitsukoshi
--------------------------------------------------------------------------------
Clean Ektachrome                                                   Mitsukoshi
--------------------------------------------------------------------------------
Clean Glass Wall                                                   Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside Store
--------------------------------------------------------------------------------
Clean Air Conditioning Vents +                                     Mitsukoshi
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Annual Housekeeping                     Party
--------------------------------------------------------------------------------
Store Front
--------------------------------------------------------------------------------
Clean Marble +                                                    Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside Store
--------------------------------------------------------------------------------
Shampoo Deep Clean Carpet +                                       Mitsukoshi
--------------------------------------------------------------------------------
Clean Furniture fabric and curtains +                             Mitsukoshi
--------------------------------------------------------------------------------
Touch Up Millwork +                                               Mitsukoshi
--------------------------------------------------------------------------------
Touch Up Ceiling Paint +                                          Mitsukoshi
--------------------------------------------------------------------------------
Clean Ceiling Coves +                                             Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Back Office
--------------------------------------------------------------------------------
Service Security System CCTV +                                    Mitsukoshi
--------------------------------------------------------------------------------
Clean Tile Floor +                                                Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            As Needed Housekeeping
--------------------------------------------------------------------------------
Store Front
--------------------------------------------------------------------------------
Replace out Ektachrome lighting                                   Mitsukoshi
--------------------------------------------------------------------------------
Replace out Exterior Vitrine lighting                             Mitsukoshi
--------------------------------------------------------------------------------
Repair Sidewalk                                                   Mitsukoshi
--------------------------------------------------------------------------------
Repair Wall adjacent to Boutique                                  Mitsukoshi
--------------------------------------------------------------------------------
Repair Public Ceiling, Lighting in Space adjacent to Boutique     Mitsukoshi
--------------------------------------------------------------------------------
Pest Control                                                      Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside Store
--------------------------------------------------------------------------------
Replace out lamps, ceiling, showcase, wall units                  Mitsukoshi
--------------------------------------------------------------------------------
Repair/Replace broken locks                                       Mitsukoshi
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Back Office
--------------------------------------------------------------------------------
Replace out lamps on ceiling and desks                            Mitsukoshi
--------------------------------------------------------------------------------
Repair/Replace broken locks                                       Mitsukoshi
--------------------------------------------------------------------------------
Service Security Alarm Systems +                                  Mitsukoshi
--------------------------------------------------------------------------------
+  Need Professional Treatment

                                                                    Schedule III

               Allocation of Expenses for Advertisements and Media

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Mitsukoshi
                             Type of        Expenses to                            Store Name     Mitsukoshi
        Medium            Advertising or    be borne by   Expenses to be borne    and Location    Logo to be
                              Event        Tiffany-Japan      by Mitsukoshi      to be Printed       Used         Remarks
-----------------------------------------------------------------------------------------------------------------------------
       NEWSPAPER         Boutique Opening       ---       Media and production     Mitsukoshi        Yes        Opening day
                                                                expenses          Store for New                 placement;
                                                                                    Boutique                    paper with
                                                                                                                 highest
                                                                                                                circulation
                                                                                                                in the city
                                                                                                                  of the
                                                                                                                 Boutique
                       ------------------------------------------------------------------------------------------------------
                          Tiffany-Japan-     Media and             ---              All Stores        No            ---
                            sponsored       production                                where
                           merchandise       expenses                              Boutique is
                            promotion                                                located,
                                                                                    including
                                                                                 non-Mitsukoshi
                                                                                     stores
                       ------------------------------------------------------------------------------------------------------
                                                                                                                   Media
                                                                                                                determined
                         Mitsukoshi-sponsored             Media and production    Host Store                        by
                               ads             ---             expenses          sponsoring ad       Yes        Mitsukoshi
                                                                                                                    and
                                                                                                               Tiffany-Japan
-----------------------------------------------------------------------------------------------------------------------------
       MAGAZINES            Product or       Media and             ---                ---             No           ----
                         image promotion    production
                                             expenses
-----------------------------------------------------------------------------------------------------------------------------
      BACK LIGHT                               Film
      Ektachrome          Change Visual:    production                             Mitsukoshi
 (all locations other     as determined         and       Maintenance expenses     Stores in         Yes            ---
 than Boutique Facade)   by Tiffany-Japan  installation         and rent             Region
                                             expenses
-----------------------------------------------------------------------------------------------------------------------------
  Boutique Ectachrome                       2nd annual
   (Boutique Facade)                       change (film     1st annual change
                          Change Visual:    production    (film production and
                         as determined by       and           installation            ---             No            ---
                          Tiffany-Japan    installation         expenses)
                                             expenses)
-----------------------------------------------------------------------------------------------------------------------------
  TV - Tiffany-Japan                         Media and
       Sponsored          As determined     production             ---                ---             No            ---
                         by Tiffany-Japan    expenses
-----------------------------------------------------------------------------------------------------------------------------
        Catalog                ---          Production           Postage              ---             No            ---
-----------------------------------------------------------------------------------------------------------------------------
   Direct Marketing          Opening        Production      Printing/Postage          Yes            Yes            ---
                                             Expenses

                       ------------------------------------------------------------------------------------------------------
                            Invitation      Production/          Postage              Yes            Yes            ---
                          (event outside     Printing/
                            Boutique)
                       ------------------------------------------------------------------------------------------------------
                            Invitation      Production/
                          (event inside      Printing/            None                Yes            Yes            ---
                            boutique)         Postage
                       ------------------------------------------------------------------------------------------------------
                          Response card
                              (Guest        Production/
                          accept/rejects     Printing/            None                Yes            Yes            ---
                            invitation        Postage
                       ------------------------------------------------------------------------------------------------------
                                            Production/
                          Other customer     Printing/            None                Yes            Yes            ---
                          communication       Postage
-----------------------------------------------------------------------------------------------------------------------------

* For Kanazawa, Mitsukoshi-sponsored newspaper ad (one-time on only one newspaper) will be conducted during holiday season of each year.

                                                                     Schedule IV

                        Allocation of Expenses for Events

----------------------------------------------------------------------------------------------------------------
           Event                       Item               Funded by Tiffany-Japan        Funded by Mitsukoshi
----------------------------------------------------------------------------------------------------------------
Events outside               Space rent                        Half of rent                  Half of rent
of Boutique
(only at the first-class
hotel in the region)
                          --------------------------------------------------------------------------------------
                              Decoration                        Half of cost                 Half of cost
                             (Event Hall)
                          --------------------------------------------------------------------------------------
                             Decoration (Flower)               Half of cost                  Half of cost
                          --------------------------------------------------------------------------------------
                             Showcase (including               Half of cost                  Half of cost
                             shipping cost)
                          --------------------------------------------------------------------------------------
                             Gift                              Half of cost                  Half of cost
                          --------------------------------------------------------------------------------------
                             Catalogue production cost          Entire cost                        -
                          --------------------------------------------------------------------------------------
                             DM materials                       Entire cost                        -
                          --------------------------------------------------------------------------------------
                             DM printing                        Entire cost                        -
                          --------------------------------------------------------------------------------------
                             Postage                                 -                        Entire cost
                          -------------------------------------------------------------------------------------
                             Light refreshments served         Half of cost                  Half of cost
                          --------------------------------------------------------------------------------------
                             Presentation                       Entire cost                        -
                             (See "Note" below)
                          --------------------------------------------------------------------------------------
                             Announcement board                Half of cost                  Half of cost
                          --------------------------------------------------------------------------------------
Events in Boutique           Decoration                         Entire cost                        -
(Customer communication      (Event Hall)
events)
                          --------------------------------------------------------------------------------------
                             Decoration (Flower)                Entire cost                        -
                          --------------------------------------------------------------------------------------
                             Gift                               Entire cost                        -
                          --------------------------------------------------------------------------------------
                             DM materials                       Entire cost                        -
                          ---------------------------------------------------------------------------------------
                             DM printing                        Entire cost                        -
                          --------------------------------------------------------------------------------------
                             Postage                            Entire cost                        -
                          --------------------------------------------------------------------------------------
                             Presentation
                             (including costs of food
                             and drink such as light            Entire cost                        -
                             refreshment or catering)
                          --------------------------------------------------------------------------------------
                             Announcement board                 Entire cost                        -
----------------------------------------------------------------------------------------------------------------

Tiffany-Japan shall make planning of Presentation.
For allocation of any other items of expenses, the parties shall otherwise determine upon consultation.

                           MEMORANDUM OF UNDERSTANDING













                            Tiffany & Co. Japan Inc.

                               Mitsukoshi Limited

                           MEMORANDUM OF UNDERSTANDING

This MEMORANDUM OF UNDERSTANDING (the "MOU") is made as of this 1st day of February, 2009, by and between (i) Tiffany & Co. Japan, Inc. ("Tiffany-Japan"), a corporation organized and existing under the laws of the State of Delaware with its Japan branch offices at 3-1-31, Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan, and (ii) Mitsukoshi Limited ("Mitsukoshi"), a corporation organized and existing under the laws of Japan with its executive offices at 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan. Terms defined in the Agreement (as amended, the "2001 Agreement") dated August 1, 2001 between Tiffany-Japan and Mitsukoshi shall, unless otherwise expressly provided herein, have the same meaning where used herein.

ARTICLE 1 Closure of Ikebukuro Store and Kagoshima Store
          ----------------------------------------------
Tiffany-Japan and Mitsukoshi agree to close, at Mitsukoshi's expense, (i) the Boutique located in the Mitsukoshi Ikebukuro Store at 1-5-7, Higashi Ikebukuro, Toshima-ku, Tokyo, Japan ("Ikebukuro Store") as of March 28, 2009 and (ii) the Boutique located in the Mitsukoshi Kagoshima Store at 6-5, Gofuku-cho, Kagoshima City, Kagoshima, Japan ("Kagoshima Store") as of May 6, 2009, and to no longer operate either of them as Boutique.

ARTICLE  2  Continuing   Application   of  Provisions  in  the  2001   Agreement
            --------------------------------------------------------------------
Notwithstanding the termination and expiration of the 2001 Agreement, during the period from the date of this MOU until the date of such closure as provided in
Article 1 hereof, with respect to Ikebukuro Store and Kagoshima Store, any provisions in the 2001 Agreement which applied to the said stores shall continue to apply; provided, however, that in the event of any conflict between this MOU and the 2001 Agreement, this MOU shall supersede the 2001 Agreement.

ARTICLE 3 Jurisdiction and Governing Law
          ------------------------------
This MOU shall be governed by and construed in accordance with the laws of Japan, and all disputes arising out of or in connection with this MOU shall be subject to the exclusive, first instance jurisdiction of the Tokyo District Court.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS MOU AS OF THE DATE FIRST WRITTEN ABOVE.


MITSUKOSHI LIMITED

By:      /s/ Hiroshi Onishi
         _______________________________________
Name:   Hiroshi Onishi
Title:  Managing Executive Officer
        Departmentstore Business Headquarters
        General Manager, Merchandising Division



TIFFANY & CO. JAPAN INC.

By:    /s/ Michael C. Christ
       _______________________________________
Name: Michael C. Christ
Title:President